Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of PepsiCo, Inc. (the “Corporation”) on Form 10-Q for the period ending September 7, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven S Reinemund, Chairman and Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: October 15, 2002	/s/ Steven S Reinemund Steven S Reinemund Chairman and Chief Executive Officer